DELAWARE POOLED TRUST

The Large-Cap Growth Equity Portfolio

Supplement to the Trust's Prospectus dated June 30, 2004

On August 19, 2004,the Board of Trustees of Delaware Pooled Trust (the "Trust") unanimously voted to liquidate and dissolve The Large-Cap Growth Equity Portfolio of the Trust (the "Portfolio"). As a result of the decision to pursue liquidation and dissolution of the Portfolio, as of the date of this Supplement, new investors are no longer permitted to purchase shares of the Portfolio. On or about the close of business on September 30, 2004, securities of the Portfolio will be sold in an orderly manner and the proceeds will transfer to any remaining shareholders on a pro rata basis.

Please keep this Supplement for future reference.

This Supplement is dated August 31, 2004.